EXHIBIT-32.1

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of SMARTCHASE CORP. (the "Company") for the three months ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raniero Corsini, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material aspects, the financial condition and results of operation of all the Company.

Dated:  April 29, 2015

/s/  RANIERO CORSINI
Raniero Corsini
Title:Chief Executive Officer and Chief Financial Officer